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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                               September 13, 2007
                              --------------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


        California                    001-32046                   95-4595609
        ----------                   ------------                 ----------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)


            42505 10th Street West, Lancaster, California  93534-7059
            ---------------------------------------------------------
               (Address of principal executive offices)    (Zip Code)

                                  661-723-7723
                                  ------------
               Registrant's telephone number, including area code


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ITEM 8.01         OTHER EVENTS

         On September 13, 2007, Simulations Plus, Inc., a California corporation (the "Company"), announced that its Board of Directors has approved a two-for-one split of the Company's common stock. Each shareholder of record at the close of business on the record date of Monday, September 24, 2007, will receive a stock dividend certificate of one additional share for every outstanding share held on the payment date of Monday, October 1, 2007, with fractional shares rounded up to the next whole share. Trading will begin on a split-adjusted basis on the ex-dividend date of October 2, 2007. In accordance with the terms of the company's Stock Option Plans, employees with stock options will benefit from the split by receiving twice the number of shares at one-half the exercise price for options granted prior to the record date.

         This report on Form 8-K (the "Report"), including the disclosures set forth herein, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms "anticipates," "expects," "estimates," "believes" and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements. Forward-looking statements in this Report or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission (the "Commission"), reports to the stockholders of Simulations Plus, Inc., a California corporation (the "Company" or "us," "our" or "we") and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management's best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

                  99.1     Press release dated September 13, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SIMULATIONS PLUS, INC.



Dated: September 13, 2007           By: /s/ Momoko Beran
                                        -------------------------------------
                                        Momoko Beran
                                        Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number         Description
--------------         -----------
99.1                   Press release dated September 13, 2007.